                                                                   EXHIBIT 10.44

                                 GLOWPOINT, INC.


                        NOTICE OF RESTRICTED STOCK AWARD
                        --------------------------------


Grantee's Name and Address:        Stuart Gold
                                   Glowpoint, Inc.
                                   225 Long Avenue
                                   Hillside, NJ  07205

     You have been granted shares of Common Stock of the Company for your service as Vice President, Marketing of the Company, subject to the terms and conditions of this Notice of Restricted Stock Award (the "Notice") and the Restricted Stock Award Agreement (the "Agreement") attached hereto, as follows (the "Award"). Defined terms used in this Notice but not defined herein shall have the same meanings given in the Agreement.

     Award Number                                        RS-8

     Date of Award                                       March 29, 2004

     Vesting Commencement Date                           March 29, 2004

     Total Number of Shares
     of Common Stock Awarded                             55,000 shares

     Aggregate Current Fair
     Market Value of Shares                              $106,150


Vesting Schedule:

     Subject to Grantee's maintenance of his status as Vice President, Marketing and other limitations set forth in this Notice and the Agreement, the Shares will "vest" in accordance with the following schedule:

          One-Third of the Total Number of Shares of Common Stock Awarded shall vest on each of the three anniversaries of the Vesting Commencement Date thereafter.

     Except as set forth in Sections 2.2(b) and 3.3 of the Employment Agreement dated as of the date hereof between the Company and the Grantee (the "Employment Agreement"), vesting shall cease upon the date of termination of the Grantee's status as Vice President, Marketing for any reason, including death or disability. For purposes of this Notice and the Agreement, the term "vest" shall mean, with respect to any Shares, that such Shares shall remain subject to other restrictions on transfer set forth in the Agreement. Shares that have not vested are deemed "Restricted Shares." If the Grantee would become vested in a fraction of a Restricted Share, such Restricted Share shall not vest until the Grantee becomes vested in the entire Share. Notwithstanding the foregoing, the Shares subject to this Notice will be subject to the provisions of the Agreement relating to the release of forfeiture provisions in the event of a Corporate Transaction or Change of Control.

     IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice and the Agreement.

                                  GLOWPOINT, INC.

                                  By: /s/ David C. Trachtenberg
                                      -------------------------
                                  Title: Chief Executive Officer and President
                                         -------------------------------------


THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE'S STATUS AS VICE PRESIDENT, MARKETING (NOT THROUGH THE ACT OF BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE OR THE AGREEMENT SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE'S STATUS AS VICE PRESIDENT, MARKETING NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE GRANTEE'S EMPLOYMENT PURSUANT TO THE TERMS OF THE EMPLOYMENT AGREEMENT BETWEEN THE COMPANY AND THE GRANTEE, DATED THE DATE HEREOF.

     The Grantee acknowledges receipt of a copy of the Agreement and represents that he is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice and the Agreement. The Grantee hereby agrees that all disputes arising out of or relating to this Notice and the Agreement shall be resolved in accordance with Section 16 of the Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated: March 29, 2004                 Signed: /s/ Stuart Gold
       --------------                         ---------------

                                 GLOWPOINT, INC.

                        RESTRICTED STOCK AWARD AGREEMENT
                        --------------------------------


1. Issuance of Shares. Glowpoint, Inc., a Delaware corporation (the "Company"), hereby issues to the Grantee (the "Grantee") named in the Notice of Restricted Stock Award (the "Notice"), the Total Number of Shares of Common Stock Awarded set forth in the Notice (the "Shares"), subject to the Notice and this Restricted Stock Award Agreement (this "Agreement"). All Shares issued hereunder will be deemed issued to the Grantee as fully paid and nonassessable shares, and the Grantee will have the right to vote the Shares at meetings of the Company's stockholders. The Company shall pay any applicable stock transfer taxes imposed upon the issuance of the Shares to the Grantee hereunder. Defined terms used in this Agreement but not defined herein shall have the same meanings given in the Notice.

2. Consideration. The Shares have been issued to the Grantee in consideration for his service to the Company as Vice President, Marketing, which consideration has a value of $____ per share, the closing price of the Company's Common Stock on the Nasdaq National Market on the Date of Award. The Grantee agrees to pay upon receipt of the Notice the par value of $.0001 for each Share issued in the total amount of $5.50.

3. Transfer Restrictions. The Shares issued to the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee prior to the date when the Shares become vested pursuant to the Vesting Schedule set forth in the Notice. Any attempt to transfer Restricted Shares in violation of this Section 3 will be null and void and will be disregarded.

4. Escrow of Stock. For purposes of facilitating the enforcement of the provisions of this Agreement, the Grantee agrees, immediately upon receipt of the certificate(s) for the Restricted Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, executed in blank by the Grantee and the Grantee's spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Restricted Shares have not vested pursuant to the Vesting Schedule set forth in the Notice, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent or engages in willful misconduct relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Upon the vesting of Restricted Shares, the escrow holder will, without further order or instruction, transmit to the

Grantee the certificate evidencing such Shares, subject, however, to satisfaction of any withholding obligations provided in Section 6 below.

5. Distributions. The Company shall disburse to the Grantee all regular cash dividends with respect to the Shares and Additional Securities (whether vested or not), less any applicable withholding obligations.

6. Section 83(b) Election and Withholding of Taxes. The Grantee shall provide the Administrator with a copy of any timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an "83(b) Election"), a form of which is attached hereto as Exhibit B. If the Grantee makes a timely 83(b) Election, the Grantee shall immediately pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations. If the Grantee does not make a timely 83(b) Election, the Grantee shall, as Restricted Shares shall vest or at the time withholding is otherwise required by any applicable law, pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations. The Grantee hereby represents that he understands (a) the contents and requirements of the 83(b) Election, (b) the application of
Section 83(b) to the receipt of the Shares by the Grantee pursuant to this Agreement, (c) the nature of the election to be made by the Grantee under
Section 83(b), and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws. The Grantee further represents that if he intends to file an election pursuant to Section 83(b) with the Internal Revenue Service within thirty (30) days following the date of this Agreement, he will submit a copy of such election to the Company and with his federal tax return for the calendar year in which the date of this Agreement falls.

7. Additional Securities. Any securities or cash received (other than a regular cash dividend) as the result of ownership of the Restricted Shares (the "Additional Securities"), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization or other similar change in the Company's capital structure, shall be retained in escrow in the same manner and subject to the same conditions and restrictions as the Restricted Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set forth in the Notice. The Grantee shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant or option. If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.

8. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Agreement or the Notice, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

9. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10. Restrictive Legends. Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR GLOWPOINT, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

11. Lock-Up Agreement.

     (a) Agreement. Grantee, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Grantee acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 11.

     (b) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 11(a) in connection with such offering or
(ii) the abandonment of such offering by the

Company and the Lead Underwriter, the provisions of this Section 11 may not be amended or waived except with the consent of the Lead Underwriter.

12. Registration of the Shares. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an underwritten offering of Common Stock (except on Form S-4 or Form S-8 or any successor forms thereto), for its own account, then the Company shall give written notice of such proposed filing to the Grantee at least 15 days in advance of the anticipated filing date (the "Piggyback Notice"). The Piggyback Notice shall offer the Grantee the opportunity to register such amount of Shares as each such holder may request (a "Piggyback Registration"), subject in all events to the agreement of the underwriter or underwriters of the offering contemplated by such registration statement that such Shares can be included in such registration statement without adversely affecting such offering. Any reduction in the number of securities to be so offered shall be (i) first, pro-rata among all security holders who are exercising "piggyback" registration rights, based on the number of registrable securities originally proposed to be sold by each of them, and (ii) second, pro-rata among all security holders who are exercising "demand" registration rights pursuant to a registration rights agreement with the Company, based on the number of registrable securities originally proposed to be sold by each of them.

13. Grantee's Representations. In the event the Shares issuable pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended, at the time of initial issuance to the Grantee, the Grantee shall, if required by the Company, concurrently with the receipt of the Shares, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.

14. Entire Agreement: Governing Law. The Notice and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

15. Headings. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

16. Dispute Resolution. The provisions of this Section 16 shall be the exclusive means of resolving disputes arising out of or relating to the Notice and this Agreement. The Company, the Grantee, and the Grantee's assignees (the "parties") shall attempt in good faith to resolve any disputes arising out of or relating to the Notice and this Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice or this Agreement shall be brought in the United States District Court for the Southern District of New York (or should such court lack jurisdiction to hear such action, suit or proceeding, in a New York state court in the County of New York) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 16 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

17. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

18. Corporate Transactions/Changes in Control

     (a) Acceleration of Award Upon Corporate Transaction. Subject to Section 2.2(b) of the Employment Agreement, in the event of any Corporate Transaction, the Award shall automatically become fully vested and exercisable and be released from any restrictions on transfer and forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by the Award.

     (b) Acceleration of Award Upon Change in Control. Subject to Section 2.2(b) of the Employment Agreement, following a Change in Control, the Award shall automatically become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, immediately upon the consummation of such Change in Control.

19. Definitions. As used herein, the following definitions shall apply:

     (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

         (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

         (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

     (d) "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Common Stock" means the common stock of the Company.

     (f) "Company" means Glowpoint, Inc., a Delaware corporation.

     (g) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

     (h) "Corporate Transaction" means any of the following transactions:

         (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

         (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

         (iii) approval by the Company's shareholders of any plan or proposal for the complete liquidation or dissolution of the Company;

         (iv) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

         (v) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control).

     (i) "Director" means a member of the Board.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (k) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (l) "Share" means a share of the Common Stock.

     (m) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                                    EXHIBIT A

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE


[PLEASE SIGN THIS DOCUMENT BUT DO NOT DATE IT. THE DATE AND INFORMATION OF THE TRANSFEREE WILL BE COMPLETED IF AND WHEN THE SHARES ARE ASSIGNED.]

     FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto _______________________, __________________ (____) shares of the
Common Stock of Glowpoint, Inc., a Delaware corporation (the "Company"), standing in his name on the books of, the Company represented by Certificate No. __ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.


DATED: ________________



                                                 __________________________

                                    EXHIBIT B
                                    ---------

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

     The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 20__ the amount of any compensation taxable in connection with the taxpayer's receipt of the property described below:

     The name, address, taxpayer identification number and taxable year of the undersigned are:

     TAXPAYER'S NAME:
     SPOUSE'S NAME:

     TAXPAYER'S SOCIAL SECURITY NO.:
     SPOUSE'S SOCIAL SECURITY NO.:

     TAXABLE YEAR:  Calendar Year 20__

     ADDRESS:

     The property which is the subject of this election is __________ shares of common stock of __________________________, Inc.

     The property was transferred to the undersigned on ____________, 20__.

     The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is: $_______ per share x ________ shares = $___________.

     The undersigned paid $______ per share x _________ shares for the property transferred or a total of $______________.

     The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

     The undersigned will file this election with the Internal Revenue Service office to which he files his annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his income tax return for the taxable year in which the property is transferred. The undersigned understands that this election will also be effective as an election under applicable state law.

Dated: _________________________             __________________________________
                                                          Taxpayer


The undersigned spouse of taxpayer joins in this election.



Dated: _________________________             __________________________________
                                                    Spouse of Taxpayer

                                    EXHIBIT C
                                    ---------

                                 GLOWPOINT, INC.

                       INVESTMENT REPRESENTATION STATEMENT
                       -----------------------------------


GRANTEE        :     STUART GOLD

COMPANY        :     GLOWPOINT, INC.

SECURITY       :     COMMON STOCK

AMOUNT         :     _________________

DATE           :     _________________

In connection with the receipt of the above-listed Securities, the undersigned Grantee represents to the Company the following:

     Grantee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Grantee is acquiring these Securities for investment for Grantee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     The Grantee is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission, as presently in effect.

     Grantee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee's investment intent as expressed herein. In this connection, Grantee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Grantee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. Grantee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

     Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the sale of the Shares to the Grantee, the sale will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of sale of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

     Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

     Grantee represents that he is a resident of the state of _________________.



                                        Signature of Grantee:


                                        _______________________________


                                        Date: _____________, _____


                                       2